U.S SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Date of Report (Date of earliest event reported) January 3, 2002

SEARCHHOUND.COM, INC.

(Exact Name of Registrant as specified in its charter)

NEVADA
0-19471
91-1942841
(State or other jurisdiction of incorporation or organization)
(Commission File Number)
(I.R.S. Employer Identification No.)

12817 Woodson
Overland Park, Kansas 66209
(Address of Principal or Executive Offices)

(913) 568-8133
(Registrant's Telephone Number)

(Former name or former address, if changed since last report)

Item 5. Other events.

On January 3, 2003 the Company entered into an asset sale agreement, which sold the following assets of the Company to Solutions.com, LLC, an entity controlled by David L. Mullikin:

a.	Certain domains including: www.searchhound.com, www.solosearch.com,
        www.godado.co.uk,  www.freeairmiles.com, and www.moneymessage.com ,
b.	Customer lists, email names and addresses (for each domain)
c.	Software, programming code, intellectual property (for each domain)
d.	Certain computer and office equipment

Mr. Mullikin is a director of SearchHound.com, Inc. and is its acting Chief
Executive Officer.   The net book value of the net assets sold to Mr. Mullikin
approximated $8,000 as of the date of sale. Pursuant to the asset sale agreement the Company agreed to transfer such assets to Mr. Mullikin in settlement of the remaining outstanding principal balance owed by the company to Mr. Mullikin pursuant to a certain Promissory Note dated July 11, 2000 with a principle balance of One Hundred Seventy Nine Thousand Dollars ($179,000.00) together with all accrued but unpaid interest. Previously, the Company had made partial reductions to the unpaid note balance by the issuance of 181,292 shares of SearchHound.com, Inc. common stock and a cash payment of $7,500.

In addition, Mr. Mullikin agreed to cancel the rental payments owed to him by the Company for its use of webhosting and office space.

On January 3, 2003 the Company also entered into an asset sale agreement, which sold the following assets of the Company to Summit Ridge Technologies Group, LLC (an unaffiliated entity):

EarlyBirdDomain.com domain,
Database for EarlyBirdDomain.com including all subscribers (active, inactive, and unsubscribed), and
EarlyBirdDomain clients, customers

The net book value of the net assets sold approximated $0 as of the date of sale. Pursuant to the asset sale agreement the Company agreed to transfer such assets in exchange for nominal cash consideration.

Item 7. Financial Statements and Exhibits.

a.	Financial statements of businesses acquired:

Not applicable

b.	Pro forma financial information:

Not applicable

c.	Exhibits:

					EXHIBIT INDEX

Exhibit No.             	Description of Exhibit
_____________			_______________________________________
99.1                    	Asset Purchase Agreement dated January 3, 2003,
                                by and between SearchHound.com, Inc. and Solutions.com, LLC.

99.2 Settlement and Release Agreement by and between SearchHound.com, Inc. and David L. Mullikin

99.3(*) Rental agreement by and between SearchHound.com, Inc. and David L. Mullikin

99.4(*) Promissory note dated July 11, 2000 by and between SearchHound.com, Inc. and David L. Mullikin

99.5 Asset Purchase Agreement dated January 3, 2003, by and between SearchHound.com, Inc. and Summit Ridge Technologies Group, LLC.

(*) Previously filed with the Commission.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SearchHound.com, Inc.
(Registrant)

Date:
January 3, 2003

/s/ Dave L. Mullikin

Dave L. Mullikin, Acting Principal Executive Officer




				EXHIBIT INDEX

Exhibit No.             	Description of Exhibit
_____________			_______________________________________
99.1                    	Asset Purchase Agreement dated January 3, 2003,
                                by and between SearchHound.com, Inc. and Solutions.com, LLC.

99.2 Settlement and Release Agreement by and between SearchHound.com, Inc. and David L. Mullikin


99.3(*) Rental agreement by and between SearchHound.com, Inc. and David L. Mullikin

99.4(*) Promissory note dated July 11, 2000 by and between SearchHound.com, Inc. and David L. Mullikin

99.5 Asset Purchase Agreement dated January 3, 2003, by and between SearchHound.com, Inc. and Summit Ridge Technologies Group, LLC.

(*) Previously filed with the Commission.



EXHIBIT 99.1



				    ASSET PURCHASE AGREEMENT

			Between SearchHound.com, Inc.and Solutions.com, LLC.

					January 3, 2003

	This Agreement is entered into on January 3, 2003 by and between SearchHound.com, Inc., a Nevada corporation (the "Seller") and, Solutions.com, LLC; a Missouri limited liability company (the "Buyer"). The Buyer and the Seller are referred to collectively herein as the "Parties."

	The Buyer desires to purchase from Seller the Acquired Assets, as defined herein.

	Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

	1. Basic Transaction.

	(a) Purchase and Sale of Assets. On and subject to the terms and conditions of this Agreement, the Buyer hereby sells, transfers, conveys, and delivers to the Buyer, all of the Acquired Assets for the consideration specified below in Paragraph 1(c). For purposes of this Agreement, the term Acquired Assets shall be the assets described and listed in Exhibit A.

	(b) Assumption of Liabilities. No liabilities, litigation or claims known or unknown at the time of this agreement or that may arise in the future shall be assumed by the buyer.

	(c) Purchase Price. The Purchase Price shall equal the remaining outstanding balance owed by Seller to Buyer pursuant to a certain Promissory Note dated July 11, 2000 with a principle balance of One Hundred Seventy Nine Thousand Dollars ($179,000.00), a copy of which is referenced hereto and previously filed, (which has been reduced partially by the issuance of 181,292 shares of SearchHound.com, Inc. common stock and a cash payment of $7,500) that was assigned to Buyer by Dave L. Mullikin, an individual (the "Note").

	The Parties hereto acknowledge that, an independent valuation was not obtained, however the net fair market value of the Acquired Assets is estimated to be equal to Two Thousand Five Dollars ($2,500.00). As a result, the difference in the value of the Acquired Assets and the
	amounts owed pursuant to the Note shall be deemed forgiven.   Buyer
	hereby releases Seller from any and all liability that Seller may have to it related to the Note.

	(d) Allocation. The Parties agree to allocate the Purchase Price among the Acquired Assets for all purposes (including financial accounting and tax purposes) in accordance with the allocation schedule attached hereto as Exhibit A.

	2. Representations and Warranties of the Seller. The Seller represents and warrants to the Buyer that the statements contained in this Paragraph 2 are correct and complete as of the date of this Agreement.

	(a) Organization of the Seller. The Seller is a corporation, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

	(b) Authorization of Transaction. The Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

	(c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject or any provision of its charter or Bylaws. The Seller does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions described in this Agreement.

	(d) Brokers Fees. The Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

	(e) Title to Tangible Assets. The Seller has good and marketable title to the Acquired Assets.

	(f) Legal Compliance. To the Knowledge of the Seller, the Seller has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), except where the failure to comply would not have a material adverse effect upon the financial condition of the Seller.

	3. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Seller that the statements contained in this Paragraph 3 are correct and complete as of the date of this Agreement and will be correct and complete.

	(a) Organization of the Buyer. The Buyer is a limited liability company, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.

	(b) Authorization of Transaction. The Buyer has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

	(c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or Operating Agreement. The Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions described by this Agreement.

	(d) Brokers Fees. The Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.



	4. Miscellaneous.

	(a) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors.

	(b) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

	(c) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors.

	(d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

	(e) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

	(f) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Missouri without giving effect to any choice or conflict of law provision or rule (whether of the State of Missouri or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Missouri.

	(g) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

	(h) Expenses. The Buyer and the Seller will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

	(l) Incorporation of Exhibits. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.


IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

BUYER
Solutions.com, LLC
By: _______________________
Dave L. Mullikin, Partner

Seller
SearchHound.com, Inc.

By: ___________________________
Dave L. Mullikin, on behalf of SearchHound.com, Inc.

EXHIBIT A

Acquired Assets and Price Allocation

The term "Acquired Assets", as used in the foregoing Agreement, shall include the following:


Domains: www.searchhound.com, www.solosearch.com, www.godado.co.uk, www.freeairmiles.com, and www.moneymessage.com,
Customer lists, email names and addresses (for each), Software, programming code, intellectual property (for each), Generic Mail Servers 1U,
IBM Tower and Mail Server,
Dell Tower 2 units,
Switch and Router,
UPS Power Supply 3 Units,
Office/Exchange Server 1 Unit,
Lucent telephone system and various telephone sets, Miscellaneous desktop and server software, and Desk and Chair

The Acquired Assets shall include all of the assets named above, whether tangible or intangible, including all, websites, software, data lists, accounts receivable, and customer lists.




EXHIBIT 99.2

SETTLEMENT AGREEMENT

	This Agreement is dated as of January 3, 2003 and is by and between Dave Mullikin, and individual ("DM") and SearchHound.com, Inc. ("SH").

	WHEREAS, DM served as an employee of SH for a period of time ending on August 15, 2002 and a Note of unpaid compensation for such period;

	WHEREAS, SH still owes DM the sum of $179,000.00 as evidenced by a promissory note ("Note") in principal amount of $179,000.00 plus earned but unpaid interest by SH to DM and a pledge and security agreement ("Agreement") in which SH pledged to DM 223,951 shares of its common stock (the "Pledged Stock") as partial collateral;

	WHEREAS, the value of the Pledged Stock is less than the Outstanding
	Amount.

	NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1.	DM shall exercise the Note, and as a result of default shall retain the
        Pledged Stock as partial payment of the Note.
2.	SH shall issue 181,292 shares of common stock to DM as partial payment of the Note.
3.	SH shall pay a cash payment of $7,500 to DM,
4.	SH transfers selected assets to DM or his assignee as shown on attached
        Exhibit A,
5.	DM acknowledges and agrees that it foregoes any and all interest that may have been owed and payable under this Note and that the consideration listed herein represents full and final payment and complete settlement of any and all amounts due to DM.
6.	SH acknowledges and agrees that:
        a. SH has had the opportunity to review this Agreement and discuss this Agreement with its own, separate legal counsel; and
        b. SH understands the provisions of this Agreement.


	IN WITNESS WHEREOF, the parties have executed this Agreement by duly authorized representatives.

SearchHound.com, Inc.			Dave Mullikin
By: __________________________		By: ________________________
Dave L. Mullikin, on behalf of SH	Dave L. Mullikin, an individual







EXHIBIT 99.5

			    ASSET PURCHASE AGREEMENT
			between SearchHound.com, Inc. and
			Summit Ridge Technologies Group, LLC

	                         January 3, 2003


	This Agreement is entered into on January 3, 2003 by and between SearchHound.com, Inc., a Nevada corporation (the "Seller") and, Summit Ridge Technologies Group, LLC a Missouri limited liability company or its assignee (the "Buyer"). The Buyer and the Seller are referred to collectively herein as the "Parties."

	The Buyer desires to purchase from Seller the Acquired Assets, as defined herein.

	Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

	1. Basic Transaction.

	(a) Purchase and Sale of Assets. On and subject to the terms and conditions of this Agreement, the Buyer hereby sells, transfers, conveys, and delivers to the Buyer, all of the Acquired Assets for the consideration specified below in Paragraph 1(c). For purposes of this Agreement, the term Acquired Assets shall be the assets described and listed in Exhibit A.

	(b) Assumption of Liabilities. No liabilities, litigation or claims known or unknown at the time of this agreement or that may arise in the future shall be assumed by the buyer.

	(c) Purchase Price.  The Purchase Price shall equal $10.00.

	The Parties hereto acknowledge that, an independent valuation was not completed, however it is accepted that the value of the Acquired Assets has no cash value and is equal to the consideration provided in the Purchase Price.

	(d) Allocation. The Parties agree to allocate the Purchase Price among the Acquired Assets for all purposes (including financial accounting and tax purposes) in accordance with the allocation schedule attached hereto as Exhibit A.

	2. Representations and Warranties of the Target. The Target represents and warrants to the Buyer that the statements contained in this Paragraph 2 are correct and complete as of the date of this Agreement.

	(a) Organization of the Target. The Target is a corporation, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

	(b) Authorization of Transaction. The Target has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

	(c) Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Target is subject or any provision of its charter or Bylaws. The Target does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions described in this Agreement.

	(d) Brokers Fees. The Target has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

	(e) Title to Tangible Assets. The Target has good and marketable title to the Acquired Assets.

	(f) Legal Compliance. To the Knowledge of the Target, the Target has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), except where the failure to comply would not have a material adverse effect upon the financial condition of the Target.

	3. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Target that the statements contained in this Paragraph 3 are correct and complete as of the date of this Agreement and will be correct and complete.

	(a) Organization of the Buyer. The Buyer is a limited liability company, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.

	(b) Authorization of Transaction. The Buyer has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

	(c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or Operating Agreement. The Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions described by this Agreement.

	(d) Brokers Fees. The Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Target could become liable or obligated.

	4. Miscellaneous.

	(a) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors.

	(b) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

	(c) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors.

	(d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

	(e) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

	(f) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Kansas without giving effect to any choice or conflict of law provision or rule (whether of the State of Kansas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Kansas.

	(g) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

	(h) Expenses. The Buyer and the Target will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

	(l) Incorporation of Exhibits. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

	                                 *****

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

"BUYER"
Summit Ridge Technologies Group, LLC

By: _______________________
_________________  _________

"Seller"
SearchHound.com, Inc.


By: ___________________________
Dave L. Mullikin, on behalf of Seller



EXHIBIT A

Acquired Assets

The term "Acquired Assets", as used in the foregoing Agreement, shall include the following:


EarlyBirdDomain.com domain,
Database for EarlyBirdDomain.com including all subscribers
(active, inactive, and unsubscribed), and
EarlyBirdDomain clients, and customers

The Acquired Assets shall include all of the assets named above, whether tangible or intangible, including, websites, software, customers, data lists, and customer lists.